UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2012
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 30, 2012, CAI International, Inc. (the “Company”) and Container Applications Limited (“CAL”) entered into Amendment No. 5 to that certain Second Amended and Restated Revolving Credit Agreement (the “Fifth Amendment”) by and among the Company, CAL, the Guarantors listed on the signature pages thereto, Bank of America, N.A., the other lending institutions party thereto, and Union Bank, N.A., to amend certain provisions of the Second Amended and Restated Credit Agreement, dated September 25, 2007 (as amended by Amendment No. 1 dated February 26, 2008, Amendment No. 2 dated August 20, 2010, Amendment No. 3 dated June 27, 2011 and Amendment No. 4 dated April 10, 2012, and as supplemented by those certain Notices Regarding Increase of Facility Amount and related documentation dated May 27, 2008, October 19, 2011 and January 25, 2012, the “Revolving Credit Agreement”).  Among other things, the Fifth Amendment amends the Revolving Credit Agreement to (i) allow for the commitment level to be increased to up to $675 million without lender approval so long as no default or event of default exists either before or immediately after giving effect to the increase, (ii) increase the Maximum Consolidated Funded Debt to Consolidated Tangible Net Worth in Section 10.1 of the Revolving Credit Agreement from 3.50:1.00 to 3.75:1.00 and (iii) increase the Maximum Loan Parties Funded Debt to Loan Parties Tangible Net Worth in Section 10.3 of the Revolving Credit Agreement from 3.50:1.00 to 3.75:1.00.

On August 31, 2012, CAL and the Company entered into a Third Amendment to the Term Loan Agreement (the “Third Amendment”) by and among CAL, the Company and the other Guarantors listed on the signature pages thereto, the lending institutions from time to time listed on the signature pages thereto, ING Bank N.V., as Administrative Agent, and ING Bank N.V., acting as Mandated Lead Arranger and Physical Bookrunner, to amend certain provisions of the Term Loan Agreement, dated December 20, 2010 (as amended by the Amendment to the Loan Agreement dated March 11, 2011 and the Second Amendment dated April 12, 2012, the “ING Facility”).  Among other things, the Third Amendment amends the ING Facility to increase the Maximum Consolidated Funded Debt to Consolidated Tangible Net Worth in Section 10.1 of the ING Facility from 3.50:1.00 to 3.75:1.00

On August 31, 2012, CAL and the Company entered into a First Amendment to Term Loan Agreement (the “SunTrust First Amendment”) by and among CAL, the Company, the lending institutions listed on Schedule 1 thereto, SunTrust Bank, as Administrative Agent, and SunTrust Robinson Humphrey, Inc., as Sole Lead Arranger and Bookrunner, to amend certain provisions of the Term Loan Agreement, dated April 11, 2012 (the “SunTrust Term Loan”). Among other things, the SunTrust First Amendment amends the SunTrust Term Loan to (i) allow for the commitments under the SunTrust Term Loan to be increased to up to $140 million subject to certain conditions and (ii) increase the Maximum Consolidated Funded Debt to Consolidated Tangible Net Worth in Section 10.1 of the SunTrust Term Loan from 3.50:1.00 to 3.75:1.00

On August 31, 2012, the Company and CAI Rail Inc. (“CAI Rail”) entered into a First Amendment to Revolving Credit Agreement (the “CAI Rail First Amendment”) by and among CAI Rail, the Company, the lending institutions listed on Schedule 1 thereto, Union Bank, N.A., as Administrative Agent, and U.S. Bank, National Association, as Syndication Agent and Joint Lead Arranger, to amend certain provisions of the Revolving Credit Agreement, dated June 7, 2012 (the “CAI Rail Credit Agreement”).  The CAI Rail First Amendment amends the CAI Rail Credit Agreement to increase the Maximum Consolidated Funded Debt to Consolidated Tangible Net Worth in Section 10.1 of the CAI Rail Credit Agreement from 3.50:1.00 to 3.75:1.00.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the various agreements which are filed with this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1
Amendment No. 5 to that certain Second Amended and Restated Revolving Credit Agreement, dated August 30, 2012, among CAI International, Inc., Container Applications Limited, the Guarantors listed on the signature pages thereto, the various lending institutions party thereto, Bank of America, N.A. and Union Bank, N.A.

99.2
Third Amendment to the Term Loan Agreement, dated August 31, 2012, among Container Applications Limited, CAI International, Inc., the other Guarantors listed on the signature pages thereto, the lending institutions from time to time listed on the signature pages thereto, and ING Bank N.V.

99.3
First Amendment to Term Loan Agreement, dated August 31, 2012, among Container Applications Limited, CAI International, Inc., the lending institutions listed on Schedule 1 thereto, SunTrust Bank and SunTrust Robinson Humphrey, Inc.

99.4
First Amendment to Revolving Credit Agreement, dated August 31, 2012, among CAI Rail Inc., CAI International, Inc., the lending institutions listed on Schedule 1 thereto, Union Bank, N.A. and U.S. Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2012	CAI INTERNATIONAL, INC.

/s/ Timothy B. Page
Timothy B. Page Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Amendment No. 5 to that certain Second Amended and Restated Revolving Credit Agreement, dated August 30, 2012, among CAI International, Inc., Container Applications Limited, the Guarantors listed on the signature pages thereto, the various lending institutions party thereto, Bank of America, N.A. and Union Bank, N.A.

99.2
Third Amendment to the Term Loan Agreement, dated August 31, 2012, among Container Applications Limited, CAI International, Inc., the other Guarantors listed on the signature pages thereto, the lending institutions from time to time listed on the signature pages thereto, and ING Bank N.V.

99.3
First Amendment to Term Loan Agreement, dated August 31, 2012, among Container Applications Limited, CAI International, Inc., the lending institutions listed on Schedule 1 thereto, SunTrust Bank and SunTrust Robinson Humphrey, Inc.

99.4
First Amendment to Revolving Credit Agreement, dated August 31, 2012, among CAI Rail Inc., CAI International, Inc., the lending institutions listed on Schedule 1 thereto, Union Bank, N.A. and U.S. Bank, National Association.